UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2025

SOUTHWEST AIRLINES CO.
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611
Dallas,	Texas	75235-1611
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (214) 792-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	LUV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01    Regulation FD Disclosure.
Southwest Airlines Co. (the "Company") today updated its expectations for full year 2025 earnings before interest and taxes, excluding special items (“EBIT”1). As a result of lower revenue due to the government shutdown, and the impact of higher fuel prices, the Company now expects its full year 2025 EBIT1 to be approximately $500 million, compared with its prior expectation of $600 million to $800 million. Following the temporary decline in demand related to the shutdown, bookings have returned to previous expectations.

The information furnished in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

1Earnings before interest and taxes, excluding special items as disclosed from time to time in the Company's earnings releases and filings with the Securities and Exchange Commission ("EBIT"), a non-GAAP financial measure, also excludes gains or losses from fleet transactions. Projections do not reflect the potential impact of special items because the Company cannot reliably predict or estimate those items or expenses or their impact to its financial statements in future periods. Accordingly, the Company believes a reconciliation of non-GAAP financial measures to the equivalent GAAP financial measures for these projected results is not meaningful or available without unreasonable effort.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Specific forward-looking statements include, without limitation, statements related to (i) the Company's financial outlook, goals, plans, expectations, and projected results of operations, including factors and assumptions underlying the Company's expectations and projections; and (ii) the Company’s expectations regarding demand for travel. These forward-looking statements are based on the Company's current estimates, intentions, beliefs, expectations, goals, strategies, and projections for the future and are not guarantees of future performance. Forward-looking statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors include, among others, (i) the impact of fears or actual outbreaks of diseases, extreme or severe weather and natural disasters, actions of competitors (including, without limitation, pricing, scheduling, capacity, and network decisions, and consolidation and alliance activities), governmental actions, consumer perception, consumer uncertainties with respect to government shutdowns or trade policies (including the imposition of tariffs), economic conditions, banking conditions, fears or actual acts of terrorism or war, sociodemographic trends, and other factors beyond the Company's control, on consumer behavior and the Company's results of operations and business decisions, plans, strategies, and results; (ii) the Company's ability to timely and effectively implement, transition, operate, and maintain the necessary information technology systems and infrastructure to support its operations and initiatives, including with respect to revenue management and assigned and premium seating; (iii) consumer behavior and response with respect to the Company's new commercial products and policies; (iv) the impact of fuel price changes, fuel price volatility, and fuel availability on the Company's business plans and results of operations; (v) the impact of governmental regulations and other governmental actions, including with respect to government shutdowns, as well as the Company’s ability to obtain any required governmental approvals, on the Company's business plans, results, and operations; (vi) the Company's dependence on The Boeing Company (“Boeing”) and Boeing suppliers with respect to the Company's aircraft deliveries, Boeing MAX 7 aircraft certifications, fleet and capacity plans, operations, maintenance, strategies, and goals; (vii) the Company's dependence on other third parties, in particular with respect to its technology plans, its plans and expectations related to revenue management, online travel agencies, operational reliability, fuel supply, maintenance, Global Distribution Systems, airline partnerships, and the impact on the Company's operations and results of operations of any third party delays or nonperformance; (viii) the Company’s ability to timely and effectively prioritize its initiatives and focus areas and related expenditures; (ix) the impact of labor matters on the Company's business decisions, plans, strategies, and results; (x) the Company's ability to obtain and maintain adequate infrastructure and equipment to support its operations and initiatives; (xi) the Company's dependence on its workforce, including its ability to employ and retain sufficient numbers of qualified Employees with appropriate skills and expertise to effectively and efficiently maintain its operations and execute the Company’s plans, strategies, and initiatives; (xii) the cost and effects of the actions of activist shareholders; and (xiii) other factors, as described in the Company's filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025, as supplemented in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2025. Caution should be taken not to place undue reliance on the Company’s forward-looking statements, which represent the Company’s views only as of the date this report is filed. The Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

December 5, 2025	By:	/s/ Tom Doxey

Tom Doxey
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)